Business combinations	12 Months Ended
Dec. 31, 2023
Business Combinations Disclosure1 [Abstract]
Business combinations	Business combinations
The following table presents the amounts recorded relating to the Group’s business combinations completed year ending December 31, 2023 (note 29 (a) and (b)) and year ending December 31, 2022 (note 29 (c) and (d)) in accordance with IFRS 3. During the measurement period the Group received updates to the valuation of the purchase consideration and goodwill acquired on acquisition.
a. Kamaroopin and Hanuman
On April 12, 2023, the Group closed on the transaction with the controlling shareholder of Kamaroopin to acquire the remaining 60% interest and enter a business combination with Kamaroopin. The acquisition is structured as a combination of cash and equity consideration. Details of the purchase consideration, the net assets acquired and the goodwill are listed below and are provisional pending receipt of the final valuation of those assets.
The goodwill recognized from the 2022 acquisition related to the first tranche of Kamaroopin Ltda., representing a 40% interest held through a Brazilian subsidiary is not deductible for tax purposes until there is a merger with the acquired company. It remains unrecognized until the acquired companies are able to generate sufficient taxable income after merger to utilize any tax benefit. The deferred tax asset will be constituted considering established taking into account the impact from local tax laws and regulations in the countries where the acquired companies operate following the merger. Any Goodwill related to acquiring the remaining 60% interest in Kamaroopin Ltda and 100% of the interest in Hanuman is deductible for tax purposes.
The first tranche of the acquisition of Kamaroopin was signed on December 8, 2021 and closed on February 1, 2022, and the second tranche was signed on March 16, 2023 and closed on April 12, 2023. The second stage completed the acquisition of the remaining 60%. As a result, Patria currently owns 100% of Kamaroopin.
The acquisition date carrying value of the Group’s previously held equity interest in Kamaroopin was remeasured to fair value at the acquisition date resulting in a US$ 4.2 million gain recognized in profit or loss in other income (note 25).
Goodwill and identifiable intangible assets recognized during 2023 relate to the fair value of the entities acquired through business combination transactions. Key assumptions to determine the fair value include discounted cash flow calculations based on current and past performance forecasts and considering current market indicators for the respective countries in which the entities operate.
The Group is required to make contingent payments, subject to the acquired entities achieving certain fundraising objectives per the terms of the purchase agreement (earn-out range between US$ 4.0 million and US$ 10.1 million). The contingent consideration payment (payable in BRL) had a fair value of US$ 4.7 million on acquisition date. The fair value was estimated on acquisition date by projecting future fundraising activity within a 30-month period from acquisition date to estimate the undiscounted contingent consideration payable in accordance with a predetermined range of payments that is based on the level of fundraising and applying a discount rate range to determine the fair value of contingent consideration to be settled in the Company’s Class A common shares by March 30, 2027.
The acquired businesses of Kamaroopin contributed revenues of US$ 1.0 million and net profit of US$ 0.2 million to the Group for the period from April 12, 2023 to December 31, 2023. The impact of revenue and net profit from the above transactions, had the acquisition taken place on January 1, 2023, was US$ 2.0 million and US$ 0.8 million respectively. Acquisition-related costs, of US$ 0.2 million, are included in other expenses in the Group’s audited Consolidated Income Statement and in operating cash flows in the audited Consolidated Statement of Cash Flows year ending December 31, 2023. Details of the purchase consideration, the net assets acquired, and the goodwill are listed below and are provisional and pending receipt of the final valuation of those assets.
b.Patria Asset Management
(formerly Gestoría Externa de Portafolios S.A.)
On November 1, 2023, the Group closed on a transaction with Banca de Inversión Bancolombia S.A. Corporación Financiera (“Bancolombia”), a financial conglomerate in Colombia entering into an agreement for the Group to subscribe to acquiring 51.74% per cent of the controlling shareholding in accordance with IFRS 10 in a Colombian entity Gestoría Externa de Portafolios S.A. renamed to Patria Asset Management. Bancolombia remains as the non-controlling interest shareholder entering into a shareholders agreement relating to the new entity. The business combination will leverage the Group’s private market expertise in Latin America with Bancolombia distribution capabilities to expand access to alternative investment products in Colombia. The new entity will provide investment management services for collective investment schemes including mutual funds and private equity funds in Colombia.
Consideration transferred on the closing date as contributions into the new entity include COP 19.452 billion (approximately US$ 4.8 million), representing the first installment of the Group’s total minimum scheduled contributions of COP 168.4 billion (approximately US$40.4 million) to be made in annual tranches of variable amounts until 2030 in accordance with the subscription agreement of Patria Asset Management (”PAM”). As a result, the present value of the contributions to be made were recognized at at acquisition date for US$ 24.4 million (December 31, 2023: Non-current payable of US$ 24.7 million and current payable of US$ 1.3 million). There are no performance conditions associated with this contribution scheduled. Dividends will be declared on a disproportional basis using the percentage of capital contributions made by its shareholders.
The acquired businesses contributed revenues of US$ 2.0 million and net profit of US$ 0.6 million to the Group for the period from November 1, 2023 to December 31, 2023. The impact of revenue and net profit from the above transactions, had the acquisition taken place on January 1, 2023, was US$ 2.0 million and US$ 0.6 million respectively. Acquisition-related costs, of US$ 1.0 million, are included in other expenses in the Group’s audited Consolidated Income Statement and in operating cash flows in the audited Consolidated Statement of Cash Flows for the nine-month period ending December 31, 2023. Details of the purchase consideration, the net assets acquired, and the goodwill are listed below and are provisional and pending receipt of the final valuation of those assets.

Acquisition date fair value of each major class of identifiable assets and liabilities recognized
	100% Kamaroopin April 12, 2023	100% Patria Asset Management November 1, 2023

Total purchase consideration
Cash consideration paid (a)	2,024	4,787
Consideration payable	—	24,415
Contingent consideration payable	4,707	—
Equity consideration	10,130	—
Total consideration transferred	16,861	29,202

Non-controlling interest	—	15,147
Fair value of equity interest previously held	11,132	—
Total consideration	27,993	44,349

The assets and liabilities recognized as a result of the acquisition are as follows:
Cash and cash equivalents	178	—
Net working capital	(101)	—
Intangible assets: contractual rights	—	30,911
Intangible assets: non-contractual customer relationships	10,560	—
Intangible assets: brands	868	—
Property and equipment	15	—
Net identifiable assets acquired	11,520	30,911

Total consideration less net identifiable assets acquired: Goodwill	16,473	13,438

(a)Purchase consideration – cash outflow for the year ending December 31, 2023 to acquire the subsidiary, net of cash acquired

	Kamaroopin	Patria Asset Management

Cash consideration	2,024	4,787
Less: Cash acquired	(178)	—
Net outflow of cash -investing activities	1,846	4,787
(b)The Group recognizes non-controlling interests in an acquired entity either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets. The decision is made on an acquisition-by-acquisition basis. For the non-controlling interests in Patria Asset Management (“PAM”), the Group elected to recognize the non-controlling interests at its proportionate share of the acquired net identifiable assets.
Financial year ended December 31, 2022
c.VBI
On July 1, 2022, the Group acquired control of VBI’s operations through acquiring 50% of the issued share capital of VBI, an alternative real estate asset manager in Brazil with operations across development and core real estate vehicles, to anchor its Brazil real estate platform. This transaction aligns Patria with highly specialized investment talent building valuable permanent capital.
Adjustments include an increase in purchase consideration related to preferred dividends payable by VBI to the previous controlling owners of VBI resulting in an increase to the fair value of goodwill in note 14 for the same amount. The preferred dividends were paid to provide compensation to the previous owners for the loss of their controlling interest in VBI.
d.Igah
On November 30, 2022, the Company acquired 100% interest in a new subsidiary, Igah Partners LLC (“Igah Ventures”), a Brazilian based venture capital firm, 13.2% of PEVC I General Partner IV, Ltd. (“Igah IV”), and 100% of Igah Carry Holding Ltd, an entity for carried interest allocations (collectively referred to as “Igah”). The acquisition of these entities was accounted for as a linked transaction.
Igah’s business complements the Group’s existing private equity and growth equity strategies, which are focused on relatively mature companies, by adding investment expertise in startups and early-stage companies.
Adjustments include an increase in purchase consideration (US$ 2.45 million) related to the fair value of Option arrangements included to acquire Igah IV resulting in increase to the fair value of goodwill in note 14 or the same amount.

Acquisition date fair value of each major class of identifiable assets and liabilities recognized
	100% VBI July 1, 2022	100% Igah November 30, 2022

Total purchase consideration
Cash consideration paid (a)	10,815	8,116
Consideration payable	10,859	4,771
Contingent consideration payable	8,355	—
Preferred dividends payable	1,966	—
Option arrangements	(827)	10,339
Total consideration transferred	31,168	23,226

Non-controlling interest (b)	13,729	—
Fair value of equity interest previously held	—	—
Total consideration	44,897	23,226

The assets and liabilities recognized as a result of the acquisition are as follows:
Cash and cash equivalents	600	36
Accounts receivable	2,462	—
Net working capital	(2,587)	64
Intangible assets: non-contractual customer relationships	23,246	2,120
Intangible assets: brands	3,617	—
Property and equipment	539	—
Lease liability	(420)	—
Net identifiable assets acquired	27,457	2,220

Total consideration less net identifiable assets acquired: Goodwill	17,440	21,006

(a)Purchase consideration – cash outflow for the year ending December 31, 2022 to acquire the subsidiary, net of cash acquired

	VBI	IGAH	Total

Cash consideration	10,815	8,116	18,931
Less: Cash acquired	(600)	(36)	(636)
Net outflow of cash -investing activities	10,215	8,080	18,295
(b)The Group recognizes non-controlling interests in an acquired entity either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets. The decision is made on an acquisition-by-acquisition basis. For the non-controlling interests in VBI, the Group elected to recognize the non-controlling interests at its proportionate share of the acquired net identifiable assets.
    As disclosed in note 12(d) and note 29(b) the Group is applying the anticipated method of acquisition to recognize Igah IV in accordance with IFRS 10 considering the contractual arrangements that in substance gives the Group control of Igah IV.
Financial year ended December 31, 2021
e.Moneda
The following relates to the Group’s business combinations for the year ended December 31, 2021:
On December 1, 2021, the Group acquired control of Moneda’s operations through acquiring 100% of the issued share capital of MAM I and MAM II, Chilean simplified corporations. The acquisition increased the Group’s market share in Latin America. Moneda is a leading asset manager in PIPE and credit investments in the Latin American region and is headquartered in Santiago, Chile. The goodwill from the combination will enhance the Group’s product offering by adding a credit and PIPE investment platform in the Latin American region. The combination of the two operations will add geographical exposure within Latin America through client base and product offering and will open the opportunity for cross selling and leveraging a complementary investor base. The Group accounted for this investment as a subsidiary where operations of Moneda are held through entities MAM I and MAM II as described under note 5. None of the goodwill recognized is deductible for tax purposes.
Under the purchase agreement, Moneda’s former partners received an upfront consideration of US$ 333.6 million, in a combination of US$ 148.8 million in cash (US$ 16.4 million payable subject to purchase agreement conditions) and US$ 184.8 million (11,045,430 shares) in the Company’s Class B common shares. The table below summarizes the consideration paid for Moneda.
Acquisition-related costs, not directly attributable to the issue of shares of US$ 8.6 million, are included in other expenses in the Group’s consolidated income statement and in operating cash flows in the consolidated statement of cash flows for the year ended December 31, 2021. Details of the purchase consideration, the net assets acquired and goodwill listed below are final with adjustments in the measurement period to reclassify US$0.3 million from goodwill to non-contractual customer relationships as disclosed in note 14:

Acquisition date fair value of each major class of identifiable assets and liabilities recognized
Moneda
Total purchase consideration
Cash consideration paid	132,331
Consideration payable	16,437
Share issued	184,789
Contingent consideration payable	25,491
Total purchase consideration	359,048

The assets and liabilities recognized as a result of the acquisition are as follows:
Cash and cash equivalents	9,564
Accounts receivable	14,852
Working Capital	(27,137)
Intangible assets: non-contractual customer relationships	85,954
Intangible assets: brands	15,598
Fixed assets	6,769
Tax assets and liabilities	1,698
Other assets and other liabilities	7,718
Net identifiable assets acquired	115,016

Goodwill	244,032
Net assets acquired	359,048